TRANSAMERICA ETF TRUST

Supplement to the Currently Effective Prospectus

The corresponding sub-sections included in the “Management” section of the Prospectus are deleted in their entirety and replaced with the following:

INVESTMENT MANAGER

Transamerica Asset Management, Inc. (“TAM”), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for the funds. TAM provides continuous and regular investment management services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires an investment sub-adviser to furnish investment advice and recommendations and has entered into a sub-advisory agreement with the Sub-Adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the Sub-Adviser, daily monitoring of the Sub-Adviser’s buying and selling of securities for the funds and regular review and evaluation of Sub-Adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated based on the average daily net assets of each fund.

TAM has been a registered investment adviser since 1996. As of December 31, 2019, TAM had approximately $80.5 billion in total assets under management.

TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC-23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub- advisers and new sub-advisory agreements to its shareholders.

MANAGEMENT FEES PAID

For the fiscal year ended December 31, 2019, each fund paid the following management fee as a percentage of its average daily net assets:

DeltaShares S&P 400 Managed Risk ETF	0.45%
DeltaShares S&P 500 Managed Risk ETF	0.35%
DeltaShares S&P 600 Managed Risk ETF	0.45%
DeltaShares S&P International Managed Risk ETF	0.50%
DeltaShares S&P EM 100 & Managed Risk ETF*	0.60%

*	As of December 31, 2019, the fund had not operated for a full fiscal year. As a result, the fee shown above with respect to the fund is the fund’s contractual management fee.

From time to time, the Investment Manager may waive all or a portion of its management fee, although it does not currently intend to do so. Pursuant to the terms of the Investment Management Agreement for the funds, TAM has agreed to pay all expenses of the funds, except for Management Fees and certain other exceptions. For a detailed description of the Investment Management Agreement, please see the “Management Agreement” section of the SAI.

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Investors Should Retain this Supplement for Future Reference

July 29, 2020